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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                       ----------------------------------

                                   FORM 8-K/A
                                 AMENDMENT NO. 3

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):        May 30, 1997
                                                 -------------------------------


                       Audio Communications Network, Inc.
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             (Exact name of Registrant as specified in its charter)


             Florida                        0-7762               59-0690530
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(State or other jurisdiction of          (Commission          (I.R.S. Employer
 incorporation or organization)          File Number)        Identification No.)


1000 Legion Place, Suite 1515, Orlando, Florida              32801
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   (Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code:       (407) 649-8877
                                                   -----------------------------


--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)




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Item 7. Financial Statements and Exhibits.

     (a)  Financial Statements.

          (i) The Independent Auditors Report to the Financial Statements for SunCommunications LLC as of December 31, 1996 and 1995 and for the years then ended and for the period from July 6, 1995 to December 31, 1995 is being refiled to include the city and state where the auditors' report was issued.

          (ii) The Independent Auditors Report to the Financial Statements for SunCom Group, Inc. as of December 31, 1994 and 1995 and for the years then ended is being refiled to include the city and state where the auditors' report was issued.

     (b)  Pro Forma Financial Information.

          (i) Pro Forma Financial Information for Audio Communications Network, Inc. as of December 31, 1996 and for the year then ended (previously filed).

     (c)  Exhibits.

            *2.1 Asset Purchase Agreement, dated as of November 19, 1996, by and between the Registrant and Suncom Communications L.L.C.

          **99.1 Press release of the Registrant, dated May 30, 1997.

          **99.2 Note Assumption Agreement and Note, dated as of May 30, 1997, by and among the Registrant, Suncom, Inc. and Midwest Mezzanine Fund, L.P.

          **99.3 Credit Agreement, dated as of May 30, 1997, by and among the Registrant, PNC Bank, National Association individually and as Agent, SunTrust Bank, Central Florida, N.A. and Lehman Commercial Paper Inc.

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*    Incorporated by reference to the Registrant's Current Report on Form 8-K dated November 19, 1996.
** Incorporated by reference to the Registrant's Current Report on Form 8-K dated May 30, 1997.


                                       -2-



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         Audio Communications Network, Inc.

Dated: January 9, 1998                   By: /s/ David Unger
                                             -------------------------
                                             David Unger
                                             Executive Vice President




                                       -3-





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               [Breslow Starling Frost Warner & Boger Letterhead]



                                January 24, 1997


                          Independent Auditors' Report


To the Stockholders
SUNCOM GROUP, INC.
Charlotte, North Carolina

     We have audited the accompanying balance sheet of SunCom Group, Inc. as of December 31, 1995 and the related statements of income and retained earnings and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of SunCom Group, Inc. as of December 31, 1995 and the results of its operations and its cash flows for the year then ended, in conformity with generally accepted accounting principles.


                                 /s/ Breslow Starling Frost Warner & Boger, PLLC
                                 -----------------------------------------------

                                 Greensboro, North Carolina





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               [Breslow Starling Frost Warner & Boger Letterhead]



                                 March 29, 1995


                          Independent Auditors' Report


To the Stockholders
SUNCOM GROUP, INC.
Charlotte, North Carolina

     We have audited the accompanying balance sheet of SunCom Group, Inc. as of December 31, 1994 and the related statements of income and accumulated deficit, and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of SunCom Group, Inc. as of December 31, 1994 and the results of its operations and its cash flows for the year then ended, in conformity with generally accepted accounting principles.


                                 /s/ Breslow Starling Frost Warner & Boger, PLLC
                                 -----------------------------------------------

                                 Greensboro, North Carolina





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                       [Deloitte & Touche LLP Letterhead]


INDEPENDENT AUDITORS' REPORT

To the Members of Suncom Communications LLC

We have audited the accompanying balance sheets of Suncom Communications LLC (the "Company") as of December 31, 1996 and 1995 and the related statements of operations, changes in members' capital and cash flows for the year ended December 31, 1996 and for the period from July 6, 1995 (date of formation) to December 31, 1995. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of the Company at December 31, 1996 and 1995, and the results of its operations and its cash flows for the year ended December 31, 1996 and for the period from July 6, 1995 (date of formation) to December 31, 1995 in conformity with generally accepted accounting principles.

As discussed in Note 11, the Company changed the estimated useful lives of certain of its assets


Deloitte & Touche LLP
New York, New York
March 14, 1997




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